UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2005
                                                           -------------

                         UNITED FINANCIAL BANCORP, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Federal                    000-51369                  83-0395247
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
       of Incorporation)                                     Identification No.)


95 Elm Street, West Springfield, Massachusetts                         01089
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:  (413) 787-1700
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02       Results of Operations and Financial Condition.
                ----------------------------------------------

     On July 28, 2005, United Financial Bancorp, Inc. issued a press release disclosing financial results for the three and six months ended June 30, 2005. A copy of the press release is included as Exhibit 99.1 to this report.

     The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.      Financial Statements and Exhibits.
                ----------------------------------

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

     Exhibit No.                Description
     -----------                -----------

        99.1                    Press release dated July 28, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         UNITED FINANCIAL BANCORP, INC.


DATE:  July 28, 2005                  By:  /s/ Richard B. Collins
                                           -------------------------------------
                                           Richard B. Collins
                                           President and Chief Executive Officer